U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 11, 2002


Commission File Number: 0-23857


Zirconium Capital Corp.
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(Exact name of small business issuer as specified in its charter)


Colorado                                    			 84-1457006
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(State of other jurisdiction of        	     (IRS Employer Identification No.)
incorporation or organization)


301 E. Ocean Boulevard, Suite 640
Long Beach, California 90802
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(Address of principal executive offices including zip code)


(562) 983-0660
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(Issuer's telephone number)

ITEM 5.  OTHER EVENTS

         On July 11, 2002, the Registrant (the "Company"), obtained Shareholder approval to amend the Company's Certificate of Incorporation to change the nameof the Company from Zirconium
Capital Corp., Inc. to BRE Consulting Group,Inc. In accordance with the affirmative vote to amend the Certificate of Incorporation, the amendment of the Company's Articles of Incorporation was duly submitted for filing with the Colorado Secretary of State on July 12, 2002.

                                     EXHIBIT

                   3.1 Amendment to Articles of Incorporation.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities
Exchange Act of1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         Long Beach, CA
                    July 11, 2002

                                                ZIRCONIUM
								CAPITAL CORP.


                                            By: /S/ JEFFREY S. CONRAD
                                                ---------------------
                                                Jeffrey S. Conrad
                                                Vice-President